EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS
 (Unaudited)

	FOR THE THREE MONTHS ENDED
	SEPTEMBER 30, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$42.0	$10.0
ATWOOD EAGLE	37.2	12.8
ATWOOD FALCON	26.5	6.3
ATWOOD AURORA	11.1	5.0
SEAHAWK	7.7	6.4
VICKSBURG	3.4	2.5
ATWOOD BEACON	2.9	3.0
RICHMOND	0.2	3.9
ATWOOD SOUTHERN CROSS	-	4.2
OTHER	-	0.8
	$131.0	$54.9

	FOR THE TWELVE MONTHS ENDED
	SEPTEMBER 30, 2009

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$182.5	$36.8
ATWOOD EAGLE	145.1	47.0
ATWOOD FALCON	81.6	25.8
VICKSBURG	43.0	15.2
ATWOOD BEACON	38.3	16.7
SEAHAWK	31.1	24.7
ATWOOD SOUTHERN CROSS	25.6	23.9
ATWOOD AURORA	20.2	9.7
RICHMOND	19.1	14.2
OTHER	-	7.7
	$586.5	$221.7